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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 2, 2009

                             STRAYER EDUCATION, INC.
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             (Exact name of registrant as specified in its charter)

                                    Maryland
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                 (State or other jurisdiction of incorporation)

                               0-21039 52-1975978
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           (Commission File Number) (IRS Employer Identification No.)


                1100 Wilson Boulevard, #2500, Arlington, VA 22209
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               (Address of principal executive offices) (Zip Code)

                                 (703) 247-2500
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In view of his recent nomination by President Obama to serve as Chair of the Commodities Futures Trading Commission, Mr. Gary Gensler resigned as a director and Chair of the Audit Committee of Strayer Education, Inc., effective
February 2, 2009.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Strayer Education, Inc.
Date:
February 4, 2009                             By:  /s/ Mark C. Brown
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                                                  Mark C. Brown
                                                  Executive Vice President and
                                                  Chief Financial Officer